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                                                                    Exhibit 23.3



                                September 6, 2001

        As primary intellectual property counsel for the Company, I hereby consent to the reference to me under the heading "Experts" in the Company's Registration Statement on Form SB-2 (Reg. No. 333-65872) and in the Prospectus filed as a part thereof and to the filing of this consent as an exhibit to the Registration Statement.

                                   Sincerely,

                                                   /s/ TIMOTHY E. SIEGEL
                                                   ----------------------------
                                                   Timothy E. Siegel